Financial risk management	6 Months Ended
Dec. 31, 2025
Disclosure Of Financial Risk Management [Abstract]
Financial risk management	Financial risk management
This note explains the Group’s exposure to financial risks and how these risks could affect the Group’s future financial performance. Current year profit and loss information has been included where relevant to add further context.

Risk	Exposure arising from	Measurement	Management
Market risk – currency risk	Future commercial transactions Recognized financial assets and liabilities not denominated in the functional currency of each entity within the Group	Cash flow forecasting Sensitivity analysis Balance sheet analysis	The future cash flows of each currency are forecast and the quantum of cash reserves held for each currency are managed in line with future forecasted requirements. Cross currency swaps are undertaken as required.

Natural hedges are utilized to offset exchange rate movements between the asset and liability and to reduce foreign exchange gains and losses in the Condensed Consolidated Income Statement.

Market risk – interest rate risk	Term deposits at fixed rates Cash deposits at variable rates	Sensitivity analysis	Vary length of term deposits, utilize interest bearing accounts and periodically review interest rates available to ensure we earn interest at market rates.

Market risk – price risk	Long-term borrowings	Sensitivity analysis	Forecasts of net sales of the product underlying the NovaQuest borrowing arrangement are updated on a quarterly basis to evaluate the impact on the carrying amount of the financial liability.

Market risk – share price risk	Warrant liability	Sensitivity analysis
The future exercise of warrants will not impact the Group's future cash flows significantly given the warrants will be paid in shares upon exercise. Therefore there are no significant cashflow risks associated with these warrants. The Group monitors the profit or loss impact that share price movements have on the valuation of the warrant liability each period.

Credit risk	Cash and cash equivalents, and trade and other receivables and other non-current assets	Aging analysis Credit ratings
Transact primarily with the best risk rated banks available in each region giving consideration to the products required, the quantum of cash reserves held and future forecasted requirements.

The Group manages credit risk relating to trade receivables through the implementation of credit policies and procedures.

Liquidity risk	Cash and cash equivalents, borrowings, trade payables, lease liabilities and contingent consideration	Rolling cash flow forecasts	Future cash flow requirements are forecasted and capital raising strategies are planned to ensure sufficient cash balances are maintained to meet the Group’s future commitments.
a.    Market risk
(i)    Currency risk
The Group has foreign currency amounts owing relating to clinical, regulatory and overhead activities. The 5 year credit-line facility entered into December 2025 is denominated in US$ and has been recognized in the Group’s Australian based entity, whose functional currency is the A$. The Group also has foreign currency amounts owing in the Group’s Swiss and Singapore based entities, whose functional currencies are the US$. The Group also has foreign currency amounts owing in various other non-US$ currencies in A$ and US$ functional currency entities in the Group relating to clinical, regulatory and overhead activities. These foreign currency balances give rise to a currency risk, which is the risk of the exchange rate moving, in either direction, and the impact it may have on the Group’s financial performance. To mitigate exchange‑rate risk associated with loans denominated in a foreign currency, the Group holds cash reserves in the same foreign currency as the loan, creating a natural hedge. This arrangement offsets movements between the asset and liability balances, thereby reducing foreign exchange gains and losses recognized in the Condensed Consolidated Income Statement.
Currency risk is minimized by ensuring the proportion of cash reserves held in each currency matches the expected rate of spend of each currency.
As of December 31, 2025, the Group held 78% of its cash in US$, 21% in A$ and 1% in other currencies. As of June 30, 2025, the Group held 80% of its cash in US$ and 20% in A$.
(ii)    Cash flow and interest rate risk
The Group is exposed to interest rate movements which impacts interest income earned on its deposits and at call accounts. The interest rate risk is managed by spreading the maturity date of our deposits across various periods. The Group ensures that sufficient funds are available, in at call accounts, to meet the working capital requirements of the Group.
The deposits held which derive interest revenue are described in the table below, together with the maximum and minimum interest rates being earned as of December 31, 2025 and June 30, 2025. The effect on profit is shown if interest rates change by 10%, in either direction, is as follows:

	As of December 31, 2025			As of June 30, 2025
(in U.S. dollars, in thousands, except percent data)	Low	High	US$	Low	High	US$
Funds invested - US$	3.49%	3.49%	42,049	4.18%	4.18%	117,902
Rate increase by 10%	3.84%	3.84%	147	4.60%	4.60%	493
Rate decrease by 10%	3.14%	3.14%	(147)	3.76%	3.76%	(493)

	As of December 31, 2025			As of June 30, 2025
(in Australian dollars, in thousands, except percent data)	Low	High	A$	Low	High	A$
Funds invested - A$	3.10%	4.01%	41,174	3.35%	4.21%	49,235
Rate increase by 10%	3.41%	4.41%	148	3.69%	4.63%	185
Rate decrease by 10%	2.79%	3.61%	(148)	3.02%	3.79%	(185)
(iii)    Price risk
Price risk is the risk that future cash flows derived from financial instruments will be altered as a result of a market price movement, which is defined as movements other than foreign currency rates and interest rates. The Group is exposed to price risk which arises from long-term borrowings under its facility with NovaQuest, where the timing and amounts of principal and interest payments is dependent on net sales of Ryoncil® for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia. As net sales of Ryoncil® for the treatment of SR-aGVHD in pediatric patients in these territories increase/decrease, the timing and amount of principal and interest payments relating to the financing arrangement will also fluctuate, resulting in an adjustment to the carrying amount of the financial liability. The adjustment is recognized in the Condensed Consolidated Income Statement as remeasurement of borrowing arrangements within finance costs in the period the revision is made.
The exposure of the Group’s borrowing to price rate changes are as follows:

	As of December 31, 2025		As of June 30, 2025
(in U.S. dollars, in thousands, except percent data)	Total	% of total borrowings	Total	% of total borrowings
Financial liabilities
Current borrowings
Borrowings - NovaQuest	59,126	47%	11,153	9%
Non-current borrowings
Borrowings - NovaQuest	—	—	67,739	56%
	59,126	47%	78,892	65%
As at December 31, 2025, all other factors held constant, a +/- 20% change in the forecast net sales of Ryoncil® for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia would not have a significant impact on non-current borrowings and losses.
The Group is also exposed to price risk on contingent consideration provision balances, as expected unit revenues are a significant unobservable input used in the level 3 fair value measurements. As at December 31, 2025, all other factors held constant, the increase/decrease in price assumptions adopted in the fair value measurements of the contingent consideration provision are discussed in Note 5(e)(iv).
The Group does not consider it has any exposure to price risk other than those already described above.
(iv)    Share price risk
The Group's exposure to share price risk arises from warrant liabilities and a financial derivative liability classified within contingent consideration held by the Group and classified in the statement of financial position at fair value through profit or loss. The future exercise of these warrants will not impact the Group's future cash flows significantly given the warrants will be paid in shares upon exercise, therefore there are no significant cashflow risks associated with these warrants. The Group monitors the impact on profit or loss that share price movements have on the valuation of the warrant liability each period. The financial derivative liability relates to a contingent consideration milestone paid in January 2025 through the issuance of shares, which are subject to a 12-month lock-up period. If the share price decreases over the lock up period an additional payment equal to the reduction in the share price multiplied by the amount of issued shares under that milestone payment is required to be paid.
The table below summarizes the impact of the increase/decrease of Mesoblast's share price on the Group's profit or loss during the period, based on the assumption that the share price had increased/decreased by 10% and 10% with all other variables held constant as of December 31, 2025 and June 30, 2025 respectively.

(in U.S. dollars, in thousands)	As of December 31, 2025	As of June 30, 2025
Financial liabilities
Warrant liability	14,172	5,724
Financial derivative liability	2,218	10,262
Impact on profit or (loss)
Share price increase by 10% (2025: 10%) - Warrant liability	(1,853)	(767)
Share price decrease by 10% (2025: 10%) - Warrant liability	1,821	751
Share price increase by 10% (2025: 10%) - Financial derivative liability	1,342	873
Share price decrease by 10% (2025: 10%) - Financial derivative liability	(1,815)	(925)
b.    Credit risk
Credit risk is the risk that one party to a financial instrument will fail to discharge its obligation and cause financial loss to the other party. The maximum exposure to credit risk at the end of the reporting period is the carrying amount of each class of financial assets as mentioned in Note 5.
c.    Liquidity risk
Liquidity risk is the risk that the Group will not be able to pay its debts as and when they fall due. Liquidity risk has been assessed in Note 1(i).
All financial liabilities, excluding contingent consideration, borrowings and lease liabilities held by the Group as of December 31, 2025 and June 30, 2025 mature within 6 months. Trade payables and contingent consideration held by the Group as of December 31, 2025 and June 30, 2025 are non-interest bearing. The total contractual cash flows associated with trade payables equate to the carrying amount disclosed within the financial statements.
As of December 31, 2025, the maturity profile of the anticipated future contractual cash flows on an undiscounted basis and which, therefore differs from the carrying value, is as follows:

(in U.S. dollars, in thousands)	Within 1 year	Between 1-2 years	Between 2-5 years	Over 5 years	Total contractual cash flows	Carrying amount
Borrowings(1)(2)	(70,436)	(6,083)	(93,233)	—	(169,752)	(126,870)
Trade payables	(33,576)	—	—	—	(33,576)	(33,576)
Lease liabilities	(2,807)	(2,958)	(3,387)	(146)	(9,298)	(8,274)
	(106,819)	(9,041)	(96,620)	(146)	(212,626)	(168,720)
(1)Contractual cash flows include payments of principal, interest and other charges. Interest is calculated based on debt held at December 31, 2025.
(2)In relation to the contractual maturities of the NovaQuest borrowings, there is variability in the maturity profile of the anticipated future contractual cash flows given the timing and amount of payments are calculated based on our estimated receipt of net sales of Ryoncil® for the treatment of pediatric SR-aGVHD in the United States and other territories excluding Asia.
Purchase commitments
In June 2025, the Group entered into a MSA, with Lonza, a global leader in biopharmaceutical manufacturing, and replaced the Group's prior MSAs with Lonza, for the supply of commercial product for the launch of Ryoncil® for the treatment of pediatric SR-aGVHD in the US market. This agreement contains lease and non-lease components. As of December 31, 2025, the agreement contains a minimum remaining financial commitment of the non-lease component of $35.8 million, payable until June 2027. The Group has accounted for the lease component within the agreement as a lease liability separately from the non-lease components. As of December 31, 2025, the lease component is $3.3 million on an undiscounted basis, as disclosed within the total contractual cash flows as lease liabilities in Note 9(c).
Separately to these Lonza commitments, the Group have agreements with other third parties related to contract manufacturing and other goods and services. As of December 31, 2025, the Group had $6.6 million of non-cancellable purchase commitments related to manufacturing agreements and other goods and services. This amount represents our minimum contractual obligations, including termination fees. Certain agreements provide for termination rights subject to termination fees. Under such agreements, the Group are contractually obligated to make certain payments, mainly, to reimburse them for their unrecoverable outlays incurred prior to cancellation.
The Group did not have any other purchase commitments as of December 31, 2025.